UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2021

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2021, Calavo Growers, Inc. (“we” or “the Company”) entered into the Fourth Amendment, Joinder, Limited Waiver and Limited Consent to Credit Agreement and the Fifth Amendment to Credit Agreement (collectively, the “Amendment”) with Bank of America, as administrative agent and the other Lenders party thereto. The principal terms of the Amendment are as follows:

●	The interest rate is increased by 0.50%.
●	The Fixed Charge Coverage Ratio (“FCCR”) will not be tested for the quarters ended October 31, 2021, January 31, 2022 and April 30, 2022.
●	The quarterly FCCR is replaced by a cumulative monthly minimum Consolidated EBITDA requirement, with the first measurement to occur as of January 31, 2022 for the three months then ended, and continuing monthly thereafter.
●	Consolidated financial statements must be submitted monthly for the month and year-to-date period, beginning with the financial statements for the month of November 2021.
●	The Company will pledge the 1,677,000 shares it holds of Limoneira stock as collateral, (which collateral is in addition to the general business assets of the Company that already secure the credit facility).
●	Calavo de Mexico, S.A. de C.V. (“Calavo Mexico”) is added as a guarantor.

The above terms and conditions will remain in effect until such time as the Company has certified compliance with a 1.15 to 1.0 minimum FCCR for two consecutive fiscal quarters. In addition, pursuant to the Amendment, Bank of America and the Lenders consented to the Borrower’s intercompany transfer of up to $25,0000,0000 to Calavo Mexico, for the purpose of providing Calavo Mexico the alternative to offer cash security as collateral in favor of the Mexican Federal Tax Administration Service (the “Mexican SAT”) for its tax obligations imposed by the Mexican SAT with respect to an assessment for the year ending December 31, 2013. This cash security would be intended as a substitute for the liens the Mexican SAT placed on the fixed assets of Calavo Mexico as described in the Company’s Form 10-Q for the quarter ended July 31, 2021.

Credit facility terms not amended by the Amendment are described in the Company’s Form 10-K for the year ended October 31, 2021 and Form 10-Q for the quarter ended July 31, 2021.

The foregoing is a summary of the material terms and conditions of the Amendment and not a complete discussion of the documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the documents, copies of which are filed as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

10.1	Fourth Amendment, joinder, Limited Waiver and Limited Consent to Credit Agreement dated Dec 1, 2021
10.2	Fifth Amendment to Credit Agreement dated December 1, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
December 6, 2021

	By:	/s/ Steven Hollister
Steven Hollister
Interim Chief Executive Officer
(Principal Executive Officer)

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